THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

              Application and Agreement for Establishment of Plan
                    Participation in the [Momentum] Program
                            Group Annuity Contract

Employer:__________________________________________________________

Employer Address:___________________________________________________

Employer Plan:______________________________________________________


I.  Plan/Trust   Type:  The  Employer  Plan  will   participate  in  Equitable's
    [Momentum] Program through adoption of the Members Retirement Plan and Trust by the Employer. The type of plan adopted thereunder is (Check one):

                [ ]  (a)  Standardized Profit Sharing Plan

                [ ]  (b)  Non-standardized Profit Sharing Plan

                [ ]  (c)  Simplified Profit Sharing Plan

                [ ]  (d)  Standardized Defined Contribution Pension Plan

                [ ]  (e)  Non-standardized Defined Contribution Pension Plan

                [ ]  (f)  Simplified Defined Contribution Pension Plan

                A duly authorized officer of the Employer has, on behalf of the Employer, completed and signed the appropriate Participation Agreement with respect to such plan.

II. Application and Agreement: By signature below of duly authorized person(s), the Employer hereby:

    A. Acknowledges having received and read the Prospectus and Group Annuity Contract for Equitable's [Momentum] Program, as well as the ERISA Information Statement;

    B. Acknowledges understanding of the fees, charges, and funding arrangements under the [Momentum] Program;

PF10, 631                                                                 PAGE 1

    C. Applies for participation in the [Momentum] Program Group Annuity Contract as funding vehicle for assets of the Employer Plan;

    D. Agrees to be bound by the terms and conditions of the Group Annuity Contract; and

    E. Acknowledges understanding that no Agent of Equitable has authority to make or modify any contract or agreement on Equitable's behalf, or to waive or alter any of Equitable's rights or requirements.

       This   Application   and  Agreement  will  become   effective  only  upon
       acceptance, by signature below, of a duly authorized signatory on Equitable's behalf.


FOR EMPLOYER:
-------------

_________________________    ____________________    _________________
Print Name of Employer       City                       State
or Officer

By____________________________________________    __________________
   Signature & Title of Employer or Officer               Date


ACCEPTED FOR EQUITABLE:
-----------------------


_______________________________         By_______________________________
Print Name of Authorized Signatory        Signature of Authorized Signatory


EFFECTIVE DATE:_________________________  CLIENT NO.____________

A copy of the Application/Agreement should be retained in Applicant's files and the original should be given to the Agent for forwarding to the Equitable Processing Office along with the other installation materials. These documents will be signed by Equitable and returned to the Applicant after being underwritten. Initial contributions will be accepted by Equitable only after installation documents have been approved by the Equitable Processing Office.


PF10, 631                                                                 PAGE 2

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

              Application and Agreement for Establishment of Plan
                    Participation in the [Momentum] Program
                            Group Annuity Contract


Employer:__________________________________________________________

Employer Address:___________________________________________________

Employer Plan:______________________________________________________

Participating Trust:___________________________________________________
__________________________________________________________________

I. Plan/Trust Type: The Employer Plan will participate in Equitable's [Momentum] Program through adoption of the Pooled Trust for Members Retirement Plans by the Employer and the Trustee(s) of the Participating Trust. The Employer Plan is a plan of the following type (Check one):

                [ ]  (a)  Profit Sharing Plan

                [ ]  (b)  Defined Contribution Pension Plan

II. Application and Agreement: By signature below of duly authorized person(s), the Employer and the Trustee(s) of the Participating Trust, hereby:

    A. Acknowledge having received and read the Prospectus and Group Annuity Contract for Equitable's [Momentum] Program, as well as the ERISA Information Statement;

    B. Acknowledge understanding of the fees, charges, and funding arrangements under the [Momentum] Program;

    C. Apply for participation in the [Momentum] Program Group Annuity Contract as funding vehicle for some or all of the assets of the Employer Plan;

    D. Agree to be bound by the terms and conditions of the Group Annuity Contract; and

    E. Acknowledge understanding that no Agent of Equitable has authority to make or modify any contract or agreement on Equitable's behalf, or to waive or alter any of Equitable's rights or requirements.


PF10, 632                                                                 PAGE 1

       This   Application   and  Agreement  will  become   effective  only  upon
       acceptance, by signature below, of a duly authorized signatory on Equitable's behalf.

FOR EMPLOYER:
-------------

_________________________    ____________________    _________________
Print Name of Employer            City                      State
or Officer

By____________________________________________     _________________
   Signature & Title of Employer or Officer               Date


FOR TRUSTEE(S):

_________________________    ____________________    _________________
Print Name of Trustee              City                     State

By_____________________________________________    _________________
             Signature of Trustee                         Date

_________________________    ____________________    _________________
  Print Name of Trustee              City                   State

By_____________________________________________    _________________
             Signature of Trustee                         Date

_________________________    ____________________    _________________
  Print Name of Trustee             City                    State

By_____________________________________________    _________________
             Signature of Trustee                         Date


PF10,632                                                                  Page 2

ACCEPTED FOR EQUITABLE:
-----------------------

_______________________________    By_______________________________
Print Name of Authorized Signatory    Signature of Authorized Signatory


EFFECTIVE DATE:_________________________  CLIENT NO.____________

A copy of the Application/Agreement should be retained in Applicant's files and the original should be given to the Agent for forwarding to the Equitable Processing Office along with the other installation materials. These documents will be signed by Equitable and returned to the Applicant after being underwritten. Initial contributions will be accepted only after installation documents have been approved by the Equitable Processing Office.


PF10, 632                                                                 PAGE 3